Exhibit 10.26

Tenant: Madrigal Pharmaceuticals, Inc. Premises: Four Tower Bridge, Suite 200

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO. LEASE ("Amendment") is made and entered into as of
7/17/2020 , by and between FOUR TOWER BRIDGE ASSOCIATES, a Pennsylvania limited partnership ("Landlord"), and MADRIGAL PHARMACEUTICALS, INC., a Delaware corporation ("Tenant").
A.• Landlord and Tenant are parties to a Lease ("Current Lease") dated as of January 10, 2019, for the Premises deemed to contain 10,416 rentable square feet presently known as Suite 200 in the Building known as Four Tower Bridge located at 200 Barr Harbor Drive, West Conshohocken, Pennsylvania 19428. The Current Lease as amended by this Amendment is referred to herein as the "Lease".

B.The Term currently expires on March 31, 2022. Landlord and Tenant wish to amend the Current Lease to extend the Term upon the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and intending to be legally bow1d, Landlord and Tenant hereby agree as follows:
1.Incorporation of Recitals; Definitions. The recitals set forth above are hereby incorporated herein by reference as if set forth in full in the body of this Amendment. Capitalized terms used but not otherwise defined in this Amendment have the respective meanings given to them in the Current Lease.

(a)The Term is hereby extended by an additional 14 months, for the period commencing on April 1, 2022, and terminating on May 31, 2023 (the "Term Extension")..

(b)The Extension Option shall remain in full force and effect except that the ''Extension Term" means the 36-month period commencing on June 1, 2023 and ending on May 31, 2026, and the "Extension Deadline" means May 31, 2022.

3.Fixed Rent.
(a)In consideration of the Term Extension, Fixed Rent for the 2-month period commencing on August 1, 2020 and ending on September 30, 2020 is hereby abated in full. Nothing contained herein may be deemed to diminish or relieve Tenant of its obligation to pay in accordance with the terms of the Lease all sums owed by Tenant to Landlord during such 2-month period other than Fixed Rent.
(b)Effective on April 1, 2022, Tenant covenants and agrees to pay to Landlord, without notice, demand, setoff, deduction, or counterclaim, Fixed Rent during the Term as follows, payable in the monthly installments set forth below and otherwise in accordance with the terms of the Lease;

Time Period	Annual Fixed Rent Per	Annualized Fixed Rent	Monthly Fixed Rent
	Rentable Sguare Foot of
	Premises
4/1/22 - 5/31/23	$35.64	$371,226.24	$30,935.52

4.Plasma Air Needlepoint Ionization Bar. In consideration of the Term Extension, Landlord shall install, at Landlord's cost, a Plasma Air Needlepoint Ionization Bar ("PANI Bar") in the ductwork at or about the point where the ductwork enters fue Premises. Landlord shall ensure that the PAN! Bar is new and is installed with a 12-month parts-only warranty. After installation, Landlord shall have no obligations with respect to the PANI Bar other than to enforce the warranty (or assign the warranty to Tenant if feasible). Landlord makes no express or implied representations or warranties whatsoever and disclaims any representations or warranties, and Tenant hereby waives any and all claims against Landlord with respect to the PANI Bar, including without limitation its effectiveness or ability to prevent any viruses. Each party shall reasonably cooperate (at no cost to the cooperating party) with any insurance claims pursued by the other party in connection with the COVID-19 crisis. Landlord shall retain ownership of the PANI Bar, which shall not be deemed Tenant's Property (and thus shall be surrendered with the Premises on the Surrender Date). Landlord shall not be liable for any losses sustained or damages arising out of Tenant's·use, operation, maintenance, or repair of the PANI Bar, or for any action of Tenant in managing or using the PANI Bar.

5.Condition of Premises. Tenant acknowledges and agrees that Landlord has no obligation under the Lease to make any improvements to or perform any work in the Premises, or provide any improvement allowance, and Tenant accepts the Premises in their current "AS IS" condition.    •

6.Brokers. Landlord and Tenant each represents arid warrants to the other that such representing party has had no dealings, negotiations, or consultations with respect to the Premises or this transaction with any broker or finder other than a Landlord affiliate, representing Landlord. Each party must indemnify, defend, and hold harmless the other from and against any and all liability, cost, and expense (including reasonable attorneys' fees and court costs), arising out of or from or related to its misrepresentation or breach of warranty under this Section. This Section will survive the expiration or earlier termination of the Tenn.

7.Notices. The current address for notices to Landlord under the Lease is set forth below:.

Four Tower Bridge Associates c/o Brandywine Realty Trust
Attn: Legal Notices/Legal Dept., RE: Building 588 FMC Tower at Cira Centre South    •
2929 Walnut St., Suite 1700
Philadelphia, PA 19104
Phone No. 610-325-5600
Email: Legal.Notices(a1bdnreit.com
8.Effect of Amendment: Ratification. Landlord and Tenant hereby acknowledge and agree that, except as provided in this Amendment, the Current Lease has not been modified, amended, canceled, terminated, released, superseded, or otherwise rendered of no force or effect. The Current Lease is hereby ratified and confirmed by the parties hereto, and every provision, covenant, condition, obligation, right, term, and power contained in and under the Current Lease continues in full force and effect, affected by this Amendment only to the extent of the amendments and modifications set forth herein. In the event of any conflict between the terms and conditions of this Amendment and those of the Current Lease, the terms and conditions of this Amendment control. To the extent permitted by applicable law, Landlord and Tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by either against the other on any matter arising out of or in any way connected with the Lease, the relationship of Landlord and Tenant, or Tenant's use or occupancy of the Building, any claim or injury or damage, or any emergency or other statutory remedy with respect thereto. Tenant specifically acknowledges and agrees that Section 17(k) of the Current Lease concerning Confession of Judgment is hereby restated in full below:

In addition to, and not in lieu of any of the foregoing rights granted to Landlord:

(1)TENANT HEREBY EMPOWERS ANY PROTHONOTARY, CLERK OF COURT OR ATTORNEY OF ANY COURT OF RECORD TO APPEAR FOR TENANT IN ANY AND ALL ACTIONS WHICH MAY BE BROUGHT FOR ANY ACTION SPECIFIED IN SUBPARAGRAPH G)(2) OF THIS SECTION (AND FOR THE AVOIDANCE OF DOUBT EXCLUDING ACTIONS CONCERNING ANY SUM PAYABLE UNDER SUBPARAGRAPHS (a) THROUGH (h) OF THIS SECTION), AND TO SIGN FOR TENANT AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION OR ACTIONS FOR THE RECOVERY OF POSSESSION OF THE PREMISES AND IN SAID SUIT OR IN SAID ACTION OR ACTIONS TO CONFESS JUDGMENT AGAINST TENANT FOR POSSESSION OF THE PREMISES ALL OR ANY PART OF THE RENT SPECIFIED IN THIS LEASE AND THEN UNPAID TAKING INTO ACCOUNT LANDLORD'S OBLIGATION TO MITIGATE DAMAGES TO THE EXTENT REQUIRED UNDER THIS LEASE AND FOR COSTS TOGETHER WITH REASONABLE ATTORNEY'S FEES. SUCH AUTHORITY SHALL NOT BE EXHAUSTED BY ONE EXERCISE THEREOF, BUT JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS ANY OF SAID RENT OR SUCH OTHER SUMS, CHARGES, PAYMENTS, COSTS AND EXPENSES SHALL FALL DUE OR BE IN ARREARS, AND SUCH POWERS MAY BE EXERCISED AS WELL AFTER THE EXPIRATION OF THE TERM OR DURING ANY EXTENSION OR RENEWAL OF THIS LEASE.

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(2)WHEN THIS LEASE OR TENANT'S RIGHT OF POSSESSION SHALL BE TERMINATED BY COVENANT OR CONDITION BROKEN, OR FOR ANY OTHER REASON, EITHER DURING THE TERM OF THIS LEASE OR ANY RENEWAL OR EXTENSION THEREOF, AND ALSO WHEN AND AS SOON AS THE TERM HEREBY CREATED OR ANY EXTENSION THEREOF SHALL HAVE EXPIRED, IT SHALL BE LAWFUL FOR ANY ATTORNEY AS ATTORNEY FOR TENANT TO FILE AN AGREEMENT FOR ENTERING IN ANY COMPETENT COURT AN ACTION TO CONFESS JUDGMENT IN EJECTMENT AGAINST TENANT AND ALL PERSONS CLAIMING UNDER TENANT, WHEREUPON, IF LANDLORD SO DESIRES, A WRIT OF EXECUTION OR OF POSSESSION MAY ISSUE FORTHWITH, WITHOUT ANY PRIOR WRIT OF PROCEEDINGS, WHATSOEVER, AND PROVIDED IF FOR ANY REASON AFTER SUCH ACTION SHALL HAVE BEEN COMMENCED THE SAME SHALL BE DETERMINED AND THE POSSESSION OF THE PREMISES HEREBY DEMISED REMAIN IN OR BE RESTORED TO TENANT, LANDLORD SHALL HAVE THE RIGHT UPON ANY SUBSEQUENT DEFAULT OR DEFAULTS, OR UPON THE TERMINATION OF THIS LEASE AS HEREINBEFORE SET FORTH, TO BRING ONE OR MORE ACTION OR ACTIONS AS HEREINBEFORE SET FORTH TO RECOVER POSSESSION OF THE SAID PREMISES.
(3)In any action to confess judgment in ejectment, Landlord shall first cause to be filed in such action an affidavit made by it or someone acting for it setting forth the facts necessary to authorize the entry of judgment, of which facts such affidavit shall be conclusive evidence, and if a true copy of this Lease (and of the truth of the copy such affidavit shall be sufficient evidence) be filed in such action, it shall not be necessary to file the original as a warrant of attorney, any rule of Court; custom or practice to the contrary notwithstanding. Tenant represents to Landlord that it has a gross income of at least $10,000.
TENANT WAIVER. TENANT SPECIFICALLY ACKNOWLEDGES THAT TENANT HAS VOLUNTARILY, KNOWINGLY, AND INTELLIGENTLY WAIVED CERTAIN DUE PROCESS RIGHTS TO A_ PREJUDGMENT HEARING BY AGREEING TO THE TERMS OF THE FOREGOING PARAGRAPHS REGARDING CONFESSION OF JUDGMENT. TENANT FURTHER SPECIFICALLY AGREES THAT IN THE EVENT OF DEFAULT, LANDLORD MAY PURSUE MULTIPLE REMEDIES INCLUDING OBTAINING POSSESSION PURSUANT TO A JUDGMENT BY CONFESSION. IN SUCH EVENT AND SUBJECT TO THE TERMS SET FORTH HEREIN, LANDLORD SHALL PROVIDE FULL CREDIT TO TENANT FOR ANY MONTHLY CONSIDERATION WHICH LANDLORD RECEIVES FOR THE LEASED PREMISES IN MITIGATION OF ANY OBLIGATION OF TENANT TO LANDLORD FOR THAT MONEY. FURTHERMORE, TENANT SPECIFICALLY WAIVES ANY CLAIM AGAINST LANDLORD AND LANDLORD'S COUNSEL FOR VIOLATION OF TENANT'S CONSTITUTIONAL RIGHTS IN THE EVENT THAT JUDGMENT IS CONFESSED PURSUANT TO THIS LEASE.
TENANT: MADRIGAL PHARMACEUTICALS, INC.

By:	/s/ Marc Schneebaum
Name:	Marc Schneebaum
Title:	Chief Financial Officer
Date:	7/17/20

9.Representations. Each of Landlord and Tenant represents and warrants to the other that the individual executing this Amendment on such party's behalf is authorized to do so. Tenant hereby represents and warrants to Landlord that there are no defaults by Landlord or Tenant under the Current Lease, nor any event that with the giving of notice or the passage of time, or both, will constitute a default under the Current Lease.
10.Counterparts: Electronic Transmittal. This Amendment may be executed in any number of counterparts, each of which when taken together will be deemed to be one and the same instrument. The parties acknowledge and agree that notwithstanding any law or presumption to the contrary, the exchange of copies of

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this Amendment and signature pages by electronic transmission will constitute effective execution and delivery of this Amendment for all purposes, and signatures of the parties hereto transmitted and/or produced electronically will be deemed to be their original signature for all purposes.

11.OFAC. Each party hereto represents and warrants to the other that such party is not a party with whom the other is prohibited from doing business pursuant to the regulations of the Office of Foreign Assets Control ("OFAC") of the U.S. Department of the Treasury, including those parties named on OFAC's Specially Designated Nationals and Blocked Persons List. Each party hereto is currently in compliance with, and must at all times during the Term remain in compliance with, the regulations of OFAC and any other governmental requirement relating thereto. Each party hereto must defend, indemnify, and hold harmless the other from and against any and all claims, damages, losses, risks, liabilities and expenses (including reasonable attorneys' fees and costs) incurred by the other to the extent arising from or related to any breach of the foregoing certifications. The foregoing indemnity obligations will survive the expiration or earlier termination of the Lease.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, Landlord and Tenant have duly executed this Amendment as of the date first- above written.-    •

LANDLORD:
FOUR TOWER BRIDGE ASSOCIATES

By: Brandywine TB I, L.P., its general partner

By: Brandywine TB I, L.L.C., its general partner

By:	/s/ George Johnstone
Name:	George Johnstone
Title:	EVP Operations
Date:	7/20/2020

TENANT: MADRIGAL PHARMACEUTICALS, INC.

By:	/s/ Marc Schneebaum
Name:	Marc Schneebaum
Title:	Chief Financial Officer
Date:	7/17/2020

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